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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                      FORM 8-A

                 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                          ROSEDALE DECORATIVE PRODUCTS LTD.
            -------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

              Ontario                                       5110
    -------------------------------           ---------------------------
    (State or Other Jurisdiction of           (Primary Standard Industrial
     Incorporation or Organization)            Classification Code Number)

              731 Millway Avenue, Concord, Ontario, Canada L4K 3S8
          ------------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)

If this form relates to the             If this form relates to the registration
registration of a class of securities   of a class of securities pursuant to
pursuant to Section 12(b) of the        Section 12(g) of the Exchange Act
Exchange Act and is effective           and is effective pursuant to General
pursuant to General Instruction         Instruction A.(d)(1), check the
A.(c), check the following box: /X/     following box. /X/


Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class                Name of Each Exchange on Which
     to Be So Registered                Each Class Is to Be Registered
     -------------------                ------------------------------

Common Stock, no par value              Boston Stock Exchange
-----------------------------------     ------------------------------
Class A Redeemable Common
Stock Purchase Warrants                 Boston Stock Exchange
-----------------------------------     ------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                            Common Stock, no par value
--------------------------------------------------------------------------------
                                  (Title of class)

                 Class A Redeemable Common Stock Purchase Warrants
--------------------------------------------------------------------------------
                                  (Title of class)


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     Reference is made to Amendment No. 2 to the Company's Registration Statement on Form SB-2 (Registration No.333-44747), filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. A description of the Registrant's securities to be registered, as required by Item 202 of Regulation S-K, is incorporated herein by reference to the section entitled "Description of Securities" in the Company's Preliminary Prospectus forming a part of Amendment No. 2 to the Company's Registration Statement on Form SB-2, File No.333-44747, filed with the Securities Exchange Commission on May 28, 1998.

ITEM 2.  EXHIBITS

Exhibit
Number         Description of Document
-------        -----------------------

A The "Description of Securities" section of the Preliminary Prospectus forming a part of Amendment No. 2 to the Registrant's Registration Statement on Form SB-2, File No. 333-44747, is incorporated herein by reference as referred to in Item 1.

1.1 Form of Common Stock Certificate (filed as Exhibit 4.3 to the Registration Statement on Form SB-2, File No. 333-44747, and hereby incorporated herein by reference).

1.2 Redeemable Class A Warrant Certificate (filed as Exhibit 4.4 to the Registration Statement on Form SB-2, File No. 333-44747, and hereby incorporated herein by reference).

2.1 Certificate of Incorporation, as amended (Filed as Exhibit 3.1 to the Registration Statement on Form SB-2, File No. 333-44747, and hereby incorporated herein by reference).

2.2 By-Laws (Filed as Exhibit 3.2 to the Registration Statement on Form SB-2, File No. 333-44747, and hereby incorporated herein by reference).

2.3 Form of Warrant Agreement governing the Redeemable Class A Warrants (Filed as Exhibit 4.2 to the Registration Statement on Form SB-2, File No. 333-44747, and hereby incorporated herein by reference).


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                                     SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                              ROSEDALE DECORATIVE PRODUCTS LTD.
                              ---------------------------------
                                        Registrant

                              By: /s/ Alan Fine
                                 -------------------------------------
                                  Alan Fine, Chief Executive Officer

Date:  June 5, 1998